UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 1, 2015

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Effective May 15, 2015, PBF Logistics LP (the "Partnership" or "PBFX") entered into a transaction (the "Delaware City Products Pipeline and Truck Rack Acquisition") with PBF Energy Company LLC ("PBF LLC") pursuant to which PBFX acquired from PBF LLC a 23.4 mile, 16-inch interstate petroleum products pipeline with capacity in excess of 125,000 barrels per day (“bpd”) and a 15-lane, 76,000 bpd capacity truck loading rack utilized to distribute gasoline, distillates and liquefied petroleum gas, which are located at the Delaware City refinery (collectively, the "Delaware City Products Pipeline and Truck Rack").

This transaction was a transfer between entities under common control. Accordingly, the Partnership's unaudited condensed consolidated financial statements and notes have been retrospectively adjusted to include the financial results of the Delaware City Products Pipeline and Truck Rack assets for all periods presented.

Included herein as Exhibit 99.1 are the unaudited condensed consolidated financial statements of the Partnership as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014. These unaudited condensed consolidated financial statements give retrospective effect to the Delaware City Products Pipeline and Truck Rack Acquisition.  These unaudited condensed consolidated financial statements update Item 1 in the Partnership’s Quarterly Report on Form 10-Q for the first quarter of 2015 filed with the SEC on May 1, 2015 (the "Form 10-Q"). Included herein as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the unaudited condensed consolidated financial statements, and updates Item 2 in the Partnership’s Form 10-Q.

The information included in this Current Report on Form 8-K should be read in conjunction with the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, except with respect to the items updated herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Unaudited Condensed Consolidated Financial Statements of PBF Logistics LP.
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2015

PBF Logistics LP
By:	PBF Logistics GP LLC, its general partner

By:	/s/ Erik Young
Name:	Erik Young
Title:	Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Condensed Consolidated Financial Statements of PBF Logistics LP.
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.